UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: October 26, 2010

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

31365 Oak Crest Drive, Suite 200

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. — Entry Into a Material Definitive Agreement

On August 5, 2009, LTC Properties, Inc. (the “Company”) and KeyBanc Capital Markets Inc. (“KeyBanc”) entered into an Equity Distribution Agreement (the “Original Agreement”).  On August 4, 2010, the Company and KeyBanc entered into Amendment No. 1 to the Original Agreement (the “Amendment” and, together with the Original Agreement, the “Agreement”).  The terms of the Agreement contemplated the offer and sale from time to time of shares of the Company’s common stock, par value $0.01 per share (the “Shares”) having an aggregate offering price of up to $85,686,249.20 through KeyBanc as its sales agent. The Company has offered and sold Shares having an aggregate sales price of $20,580,628.26 prior to the date hereof pursuant to the Agreement by means of prospectus supplements dated August 5, 2009 and August 4, 2010.

In connection with the inclusion of an additional sales agent, on October 26, 2010, the Company and KeyBanc entered into an Amended and Restated Equity Distribution Agreement (the “KeyBanc Agreement”), which replaces the Agreement in its entirety. Under the KeyBanc Agreement, the Company will pay KeyBanc a commission equal to 2.00% of the gross sales price of all Shares sold through it as agent under the KeyBanc Agreement. Also on October 26, 2010, the Company entered into an Equity Distribution Agreement (the “BMO Agreement” and, together with the KeyBanc Agreement, the “Equity Distribution Agreements”) with BMO Capital Markets Corp. (“BMO” and together with KeyBanc, the “Agents”). Under the BMO Agreement, the Company will pay BMO a commission equal to 2.00% of the gross sales price of all Shares sold through it as agent under the BMO Agreement.

Pursuant to the terms of the Equity Distribution Agreements, the Company has agreed to sell up to an aggregate sales price of $75,000,000 (including the $9,894,379.06 aggregate sales price of the Shares issued and sold pursuant to the Agreement as of the date of this Report) through either of the Agents as sales agent, or to either of the Agents as principal. Sales of the Shares made pursuant to the Equity Distribution Agreements, if any, will be made by means of ordinary brokers’ transactions at market prices, in block transactions or as otherwise agreed by KeyBanc or BMO, as applicable, and the Company.

The KeyBanc Agreement and the BMO Agreement are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K, and the description of the Equity Distribution Agreements is qualified in its entirety by reference to such exhibits.

Item 9.01. — Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(b) Shell Company Transactions

None.

(d) Exhibits.

1.1	Amended and Restated Equity Distribution Agreement, dated October 26, 2010, by and between LTC Properties, Inc. and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated October 26, 2010, by and between LTC Properties, Inc. and BMO Capital Markets Corp.

5.1	Opinion of Ballard Spahr LLP regarding the legality of the Common Stock being registered

8.1	Opinion of Reed Smith LLP regarding certain tax matters

23.1	Consent of Ballard Spahr LLP (contained in Exhibit 5.1)

23.2	Consent of Reed Smith LLP (contained in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: October 26, 2010	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
CEO & President